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                                                                    EXHIBIT 99.2

                                                                  EXECUTION COPY

                     $280,000,000 Aggregate Principal Amount

                                PG&E CORPORATION

                  7.50% CONVERTIBLE SUBORDINATED NOTES DUE 2007

                               PURCHASE AGREEMENT

                                                                   June 25, 2002
Lehman Brothers Inc.
745 Seventh Avenue
New York, NY 10019

Jackson Investment Fund Ltd.
c/o Citadel Investment Group, L.L.C.
225 West Washington Street
Chicago, Illinois 60606

Citadel Credit Trading Ltd.
c/o Citadel Investment Group, L.L.C.
225 West Washington Street
Chicago, Illinois 60606

Citadel Equity Fund Ltd.
c/o Citadel Investment Group, L.L.C.
225 West Washington Street
Chicago, Illinois 60606

Ladies and Gentlemen:

         PG&E Corporation, a California corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell $280,000,000 aggregate principal amount of its 7.50% Convertible Subordinated Notes, in the respective principal amounts set forth in Schedule 1 hereto (together with any PIK Securities (as defined in the Indenture) that may be issued thereon, the "Securities"), to Lehman Brothers Inc., Jackson Investment Fund Ltd., Citadel Credit Trading Ltd. and Citadel Equity Fund Ltd. (each individually, a "Purchaser" and collectively, the "Purchasers"). This is to confirm the agreement between the Company and the Purchasers concerning the offer, issue and sale of the Securities.

         The Securities will be offered and sold to the Purchasers without being registered under the Securities Act of 1933, as amended, and the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder (collectively, the "Securities Act"), in reliance upon an exemption therefrom. It is understood by the parties hereto that if the

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conversion price of the Securities meets the requirements of Rule 144A(d)(3)(i)
promulgated under the Securities Act, the Securities will be eligible to be resold pursuant to Rule 144A.

         The Securities will be issued pursuant to an indenture (the "Indenture"), the form of which is contained in Annex A hereof, dated as of the date hereof (the "Closing Date"), between the Company and U.S. Bank, N.A., as Trustee (the "Trustee"). The Securities will be convertible into shares of common stock, no par value (the "Common Stock"), of the Company (such shares, the "Conversion Shares") on the terms, and subject to the conditions, set forth in the Indenture.

         Holders of the Securities (including the Purchasers and their respective transferees) will be entitled to the benefits of a Resale Registration Rights Agreement, dated as of the Closing Date, between the Company and the Purchasers (the "Registration Rights Agreement"), the form of which is contained in Annex B hereof, pursuant to which the Company will agree, among other things, to use its best efforts to file with the Commission a shelf registration statement pursuant to Rule 415 under the Securities Act (the "Registration Statement") covering the resale of the Conversion Shares, and to use its best efforts to cause the Registration Statement to be declared effective within the time periods specified therein.

         This Agreement, the Indenture, the Securities and the Registration Rights Agreement are referred to herein collectively as the "Transaction Documents".

             1. Representations, Warranties and Agreements of the Company. The Company represents, warrants to and agrees with, each of the Purchasers acquiring Securities hereunder that, as of the date hereof:

                   (a) The documents filed by the Company with the Commission since December 31, 2001 under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Exchange Act"), when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and none of such documents (collectively, the "Exchange Act Documents") contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                   (b) The Company and each of PG&E National Energy Group, LLC, a Delaware limited liability company, PG&E National Energy Group, Inc., a Delaware corporation, PG&E Gas Transmission, Northwest Corporation, a California corporation, PG&E Energy Trading Holdings Corporation, a California corporation, PG&E Generating Company, LLC, a Delaware limited liability company, USGen New England, Inc., a Delaware corporation, GTN Holdings LLC, a Delaware limited liability company and PG&E Energy Trading Holdings, LLC, a Delaware limited liability company (each a "Subsidiary" and, collectively, the "Subsidiaries"), have been duly organized and are validly existing as corporations or limited liability companies, as the case may be, in good standing under the laws of their respective jurisdictions of organization, are duly qualified to do business and are in good standing as foreign corporations or limited liability companies, as the case may be, in each jurisdiction in which their respective

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         ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own, lease or hold their respective properties and to conduct the businesses in which they are engaged, except, in each case, where the failure to be so qualified or in good standing would not result in a material adverse effect on the business, financial condition or results of operations of the Company and its subsidiaries taken as a whole or on the authority or the ability of the Company to perform its obligations under the Transaction Documents (a "Material Adverse Effect").

                   (c) Immediately prior to the transactions contemplated hereby and by the Amended and Restated Credit Agreement, dated as of the date hereof (the "Credit Agreement"), among the Company, Lehman Commercial Paper Inc. ("LCPI") and the other lenders party thereto and the Warrant Agreement, dated as of the date hereof, by and between the Company, LB I Group Inc. and each other entity signatory thereto (the "Warrant Agreement"), the authorized, issued and outstanding capital stock of the Company is as set forth in the Exchange Act Documents (except with respect to (i) changes occurring in the ordinary course of business and
         (ii) changes in outstanding Common Stock resulting from transactions relating to employee benefit plans or dividend reinvestment, stock option, stock award and stock purchase plans), and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable; and all of the issued shares of capital stock of each Subsidiary have been duly and validly authorized and issued and are fully paid and non-assessable and (except for directors' qualifying shares and as disclosed in the Exchange Act Documents) are owned directly or indirectly by the Company, free and clear of all material liens, encumbrances, equities, claims or adverse interests (collectively, "Liens") of any nature.

                   (d) Except as set forth in the Exchange Act Documents, there are no legal or governmental proceedings pending to which the Company or any of the Subsidiaries is a party or of which any property or assets of the Company or any of the Subsidiaries is subject which, if determined adversely to the Company or any of the Subsidiaries, might have a Material Adverse Effect and, to the best of the Company's knowledge, no such proceedings are threatened by any governmental authority or other entity.

                   (e) Except as set forth in the Exchange Act Documents and except with respect to the rights contained in the Registration Rights Agreement and the Equity Registration Rights Agreement, dated as of June 25, 2002, among the Company, LB I Group Inc. and each other entity signatory thereto (the "Equity Registration Rights Agreement"), there are no contracts, agreements or other documents between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned, directly or indirectly, by such person.

                   (f) Except as set forth in the Exchange Act Documents, neither the Company nor any of the Subsidiaries (i) is in violation of its charter or by-laws, (ii) is in default, and no event has occurred which, with notice or lapse of time or both, would

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         constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject, or (iii) is in violation of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject or has failed to obtain any license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business, except, in the case of clauses (ii) and (iii) for any such defaults, violations or failures which would not result in a Material Adverse Effect.

                   (g) Except as set forth in the Exchange Act Documents, neither the Company nor any of the Subsidiaries has sustained, since the date of the latest audited financial statements included in the Exchange Act Documents, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, except for any such loss or interference which would not result in a Material Adverse Effect.

                   (h) Except as set forth in the Exchange Act Documents, since the date of the latest audited financial statements included in the Exchange Act Documents, there has not been any material adverse change in or affecting the general affairs, management, consolidated financial position, stockholders' equity, results of operations, business or prospects of the Company and its subsidiaries taken as a whole.

                   (i) (A) the financial statements (including the related notes and supporting schedules) included in the Exchange Act Documents present fairly the financial condition, results of operations and changes in financial position of the Company and its subsidiaries on the basis stated therein at the respective dates or for the respective periods to which they apply, (B) such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, (C) the supporting schedules, if any, included in the Exchange Act Documents present fairly in accordance with generally accepted accounting principles the information required to be stated therein, and (D) the other financial information and data set forth in the Exchange Act Documents are, in all material respects, accurately presented and prepared on a basis consistent with such financial statements (including the related notes and supporting schedules) and the books and records of the Company.

                   (j) Except as set forth in the Exchange Act Documents, each of the Company and the Subsidiaries has such permits, licenses, consents, exemptions, franchises, authorizations and other approvals (each, an "Authorization") of, and has made all filings with and notices to, all governmental or regulatory authorities and self-regulatory organizations and all courts and other tribunals, including, without limitation, under any ordinance, rule, regulation, order, judgment, decree or permit, as are necessary to own, lease, license and operate its respective properties and to conduct its business, except where the failure to have any such Authorization or to make any such filing or notice would not have a Material Adverse Effect (each such Authorization, a

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         "Material Authorization"); each Material Authorization is valid and in full force and effect and each of the Company and the Subsidiaries is in compliance with all the terms and conditions thereof and with the rules and regulations of the authorities and governing bodies having jurisdiction with respect thereto; and no event has occurred (including, without limitation, the receipt of any notice from any authority or governing body) which allows or, after notice or lapse of time or both, would allow, revocation, suspension or termination of any such Material Authorization or results or, after notice or lapse of time or both, would result in any other impairment of the rights of the holder of any such Material Authorization.

                   (k) Except as set forth in the Exchange Act Documents, the Company and each of the Subsidiaries has filed all federal, state and local income and franchise tax returns required to be filed through the date hereof and has paid all taxes (including withholding taxes, penalties and interest, assessments, fees and other charges) due thereon, other than those being contested in good faith and for which adequate reserves have been taken or which if not filed would not result in a Material Adverse Effect; and no tax deficiency has been determined adversely to the Company or any of the Subsidiaries which has had (nor does the Company have any knowledge of any tax deficiency which, if determined adversely to the Company or any of its subsidiaries, might have) a Material Adverse Effect or for which adequate reserves have not been provided.

                   (l) Except as set forth in the Exchange Act Documents, the Company and the Subsidiaries are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants, except where failure to so comply would not have, individually or in the aggregate, a Material Adverse Effect.

                   (m) The Company has all necessary power and authority to execute and deliver this Agreement and perform its obligations hereunder; and this Agreement and the transactions contemplated hereby have been duly authorized by the Company; assuming due authorization, execution and delivery by the Purchasers, this Agreement constitutes a legally valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally.

                   (n) The Company has all necessary power and authority to execute and deliver the Indenture and perform its obligations thereunder; the Indenture has been duly authorized by the Company and, upon the effectiveness of the Registration Statement, will be qualified under the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Trust Indenture Act"); and, assuming due authorization, execution and delivery of the Indenture by the Trustee, it will constitute a legally valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to the effects of bankruptcy,

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         insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally.

                   (o) The Company has all necessary power and authority to execute, issue and deliver the Securities and perform its obligations thereunder; the Securities have been duly authorized by the Company and, assuming due authentication of the Securities by the Trustee, such Securities will constitute legally valid and binding obligations of the Company entitled to the benefits of the Indenture, enforceable against the Company in accordance with their terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally.

                   (p) The Company has all necessary power and authority to issue and deliver the Conversion Shares; the Conversion Shares have been duly and validly authorized and reserved for issuance upon conversion of the Securities and are free of preemptive rights; and all Conversion Shares, when issued and delivered upon such conversion in accordance with the terms of the Indenture, will be duly and validly authorized and issued, fully paid and nonassessable and will be free and clear of any liens, encumbrances, equities, claims or adverse interests.

                   (q) The Company has all necessary power and authority to execute and deliver the Registration Rights Agreement and perform its obligations thereunder; the Registration Rights Agreement and the transactions contemplated thereby have been duly authorized by the Company and, assuming due authorization, execution and delivery by the Purchasers, it will be a legally valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally.

                   (r) The execution, delivery and performance by the Company of the Transaction Documents (other than the Securities), the issuance of the Securities and the Conversion Shares, if at all, the compliance by the Company with all the provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby (assuming, in each case, the compliance by the other parties thereto) will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under (or with notice or the lapse of time or both, would constitute a default under), any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries is bound or to which any of the property or assets of the Company or any of the Subsidiaries is subject, (ii) result in any violation of the provisions of the charter or by-laws of the Company or any of the Subsidiaries,
         (iii) result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of the Subsidiaries or any of their properties or assets, (iv) result in the imposition or creation of (or the obligation to create or impose) a Lien under any agreement or instrument to which the Company or any of the Subsidiaries is a party or by which the Company or any of the

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         Subsidiaries or their respective properties or assets is bound, or (v)
         result in the suspension, termination or revocation of any Material Authorization of the Company or any of the Subsidiaries or any other impairment of the rights of the holder of any such Material Authorization.

                   (s) Except (i) with respect to the transactions contemplated by the Registration Rights Agreement as may be required under the Securities Act, (ii) the qualification of the Indenture under the Trust Indenture Act, (iii) as required by the state securities or "blue sky" laws, (iv) for such consents, approvals, authorizations, orders, filings or registrations which have been obtained or made and (v) with respect to the matters covered by clause (v) of this Section 1, no consent, approval, authorization or order of, or filing or registration with, any court or governmental agency or governmental body is required for the execution, delivery and performance of the Transaction Documents (other than the Securities) by the Company, the issuance of the Securities and the Conversion Shares, if at all, and the consummation of the transactions contemplated hereby and thereby.

                   (t) Neither the Company nor any subsidiary is or, as of the Closing Date, after giving effect to the issuance of the Securities and the application of the net proceeds therefrom, will be an "investment company" as defined, and subject to regulation, under the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Investment Company Act").

                   (u) Except as disclosed in the Exchange Act Documents and, subject to the terms and conditions of the transactions contemplated by the Transaction Documents and, with respect to clauses (i) and (ii) only, the Credit Agreement, the Warrant Agreement and the Equity Registration Rights Agreement, (i) there are no outstanding securities convertible into or exchangeable for, or warrants, options or rights issued by the Company to purchase, any shares of the capital stock of the Company, (ii) there are no statutory, contractual, preemptive or other rights to subscribe for or to purchase any Common Stock and (iii) there are no restrictions upon transfer of the Common Stock pursuant to the Company's articles of incorporation or bylaws.

                   (v) Assuming the accuracy of the representations and warranties of the Purchasers contained in Section 6 and their compliance with the agreements set forth therein, it is not necessary to register the Securities or the Conversion Shares under the Securities Act or to qualify the Indenture under the Trust Indenture Act in connection with the issuance and sale of the Securities to the Purchasers on the date hereof and the conversion of the Securities into Conversion Shares in the manner contemplated by the Indenture.

                   (w) Provided that the Conversion Price (as defined in the Indenture) of the Securities meets the requirements set forth in Rule 144A(d)(3)(i) as of the date of the issuance of such Securities, no securities of the same class (within the meaning of Rule 144A(d)(3) under the Securities Act) as the Securities are listed on any national securities exchange registered under Section 6 of the Exchange Act or quoted on an automated inter-dealer quotation system.

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                   (x)  None of the Securities have been registered under
         Section 12 of the Exchange Act.

                   (y) None of the Company or any of its Affiliates (as defined in Rule 501(b) of Regulation D of, the Securities Act ("Regulation D"), an "Affiliate"), has, directly or through an agent, engaged in any form of general solicitation or general advertising in connection with the offering of the Securities or the Conversion Shares (as those terms are used in Regulation D) under the Securities Act or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act; and the Company has not entered into any contractual arrangement with respect to the distribution of the Securities or the Conversion Shares, except for this Agreement, the Registration Rights Agreement and the Company will not enter into any such arrangement. The Company has retained Lehman Brothers Inc. and no other party with respect to the placement of the Securities and the Conversion Shares.

                   (z) None of the Company or any of its affiliates has, directly or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any "security" (as defined in the Securities Act) which is or will be integrated with the sale of the Securities or the Conversion Shares in a manner that would require the registration under the Securities Act of the Securities or the Conversion Shares.

                   (aa) The Company has not sold or issued any shares of Common Stock, any security convertible into shares of Common Stock, or any security of the same class as the Securities during the six-month period preceding the date of the Exchange Act Documents, including any sales pursuant to Rule 144A under, or Regulation D or Regulation S of the Securities Act, other than shares issued pursuant to employee benefit plans, qualified stock options plans or other employee compensation plans or pursuant to outstanding options, rights or warrants.

                   (bb) Neither the Company, nor to its knowledge, any of its affiliates, has taken, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the Securities or Common Stock to facilitate the sale or resale of such the Securities.

                   (cc) As of the date hereof, the Existing Indebtedness (as defined in the Indenture) of the Company consists of approximately $98 million of Indebtedness (as defined in the Indenture) represented by inter-company notes and the Option Debt (as defined in the Indenture).

         Each certificate signed by any officer of the Company and delivered to a Purchaser or counsel to such Purchaser shall be deemed to be a representation and warranty by the Company to such Purchaser as to the matters covered thereby.

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         2. Purchase, Sale and Delivery of Securities. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Purchaser, severally and not jointly, and each Purchaser agrees to purchase from the Company, severally and not jointly, at a purchase price of 100% of the principal amount thereof (the "Purchase Price"), the aggregate principal amount of Securities set forth in
Schedule I opposite the name of each such Purchaser. The closing shall occur at the offices of Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York 10017, at 10:00 a.m., New York City time, on the Closing Date. Delivery of the Securities by the Company shall be made to each Purchaser against payment of the Purchase Price by the applicable Purchaser; and payment for the Securities by each Purchaser shall be made against delivery to the applicable Purchaser of the Securities as set forth below and effected either by wire transfer of immediately available funds to an account with a bank in The City of New York, the account number and the ABA number for such bank to be provided by the Company to each Purchaser in advance of the Closing Date, or by such other manner of payment as may be agreed by the Company and the Purchasers.

         3. Further Agreements of the Company. The Company agrees:

                   (a) Promptly from time to time, to take such action as any Purchaser may reasonably request, to qualify the Securities and the Conversion Shares for offering and sale under the securities laws of such jurisdictions as any Purchaser may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the resale of the Securities; provided that, in connection therewith, the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

                   (b) To use its best efforts to have the Conversion Shares approved by the New York Stock Exchange Inc. ("NYSE"), and each other exchange on which the Common Stock is listed, if any, for listing prior to the earlier of (i) one year after the Closing Date and (ii) the effectiveness of the Registration Statement;

                   (c) If either (i) the Conversion Price (as defined in the Indenture) of the Securities meets the requirements of Rule 144A(d)(3)(i) or (ii) the Securities have been registered under the Registration Statement, to use its best efforts to cause the Securities to be accepted for clearance and settlement through the facilities of DTC;

                   (d) If the Conversion Price of the Securities is an amount such that the Securities comply with Rule 144A(d)(3)(i), for so long as any of the Securities are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, to provide to any holder of the Securities or to any prospective purchaser of the Securities designated by any holder, upon request of such holder or prospective purchaser, information required to be provided by Rule 144A(d)(4) of the Securities Act if, at the time of such request, the Company is not subject to the reporting requirements under Section 13 or 15(d) of the Exchange Act;

                   (e) To ensure that each of the Securities and the Conversion Shares will bear, to the extent applicable, the legend required by the Indenture;

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                   (f) Not to, and will cause its respective affiliates not to, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any "security" (as defined in the Securities Act) in a transaction that could be integrated with the sale of the Securities in a manner that would require the registration under the Securities Act of the Securities;

                   (g) No later than 8:15 a.m. New York time on the first business day after the Closing, to file a Current Report on Form 8-K (the "8-K Filing") with the Commission reporting the closing of the sale of the Securities hereunder and the transactions contemplated by the Credit Agreement (the "Reported Transactions"). The disclosure contained in the 8-K Filing will be as, and to the extent, deemed by the Company to be required by applicable law, but will include all terms of the Reported Transactions that the Company deems to be material information to purchasers and sellers of the publicly traded Common Stock under the federal securities laws. Such Current Report on Form 8-K shall include this Agreement, the Indenture and the Registration Rights Agreement and the Credit Agreement, the Warrant Agreement, the Equity Registration Rights Agreement, the Option Agreement (as defined in the Credit Agreement), the LLC Pledge Agreement (as defined in the Credit Agreement) and the Stock Pledge Agreement (as defined in the Credit Agreement).

                   (h) The Company will use the proceeds from the sale of the Securities and the loans under the Credit Agreement for working capital, conversion of $92 million from Tranche A Loans to Tranche B Loans under, and as defined in, the Credit Agreement, repayment of indebtedness and transaction expenses;

                   (i) The Company will take all actions and cause its Subsidiaries to take all actions reasonably required to comply in all material respects with applicable Utility Regulations and each order issued pursuant thereto; provided that, the foregoing shall not prevent the Company or a Subsidiary from challenging the validity or effect of any Utility Regulation or order in any proceeding provided the manner of such challenge could not reasonably be expected to cause a Material Adverse Effect. For purposes of this Section 3(i), "Utility Regulation" means any law, regulation or rule of the Federal government, any state, or any agency or political subdivision of the foregoing which is applicable to an entity by virtue of (i) such entity's ownership or operation of assets used for the generation, transmission, distribution or sale of electric energy, (ii) such entity's transportation of natural or manufactured gas, gasoline, oil, or similar fuels, steam, chilled water or other products resulting in regulation similar to that imposed on the foregoing, (iii) such entity's engaging in the sale or provision of electric energy, natural gas or similar fuels, steam, water, chilled water, or telephone or other public utility services; provided that, such term shall not include laws, regulations or rules of general applicability with respect to protection of the environment, hazardous waste, or public health or safety; and

                   (j) The Company will not register the Securities pursuant to
         Section 12 of the Exchange Act, unless it is required pursuant to the requirements of the Exchange Act to do so as a result of the number of holders of the Securities.

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               4. Expenses. The Company agrees to pay the following expenses, whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated:

                   (a) the costs incident to the authorization, issuance, sale and delivery of the Securities and the Conversion Shares, if applicable, and any taxes payable in that connection;

                   (b) the costs of producing and distributing the Transaction Documents;

                   (c) any applicable listing or other fees and expenses in connection with the application for inclusion of the Conversion Shares on the NYSE and any other exchange on which the Common Stock is listed, if any;

                   (d) the fees and expenses of qualifying the Securities and the Conversion Shares under the securities laws of any jurisdiction as provided in Section 3(a) and, if requested, of preparing, printing and distributing a U.S. Blue Sky memorandum;

                   (e) the fees and expenses (including fees and disbursements of counsel, if applicable) of Company, its accountants, the Trustee and the costs and charges of any registrar, transfer agent, paying agent or conversion agent under the Indenture; and

                   (f) all other costs and expenses incident to the performance of the obligations of the Company under this Agreement.

Except as provided in this Section 4 and in Section 7, the Purchasers shall pay their own costs and expenses, and any transfer taxes on the Securities that they may sell.

               5. Conditions of each Purchaser's Obligations. The obligations of each Purchaser acquiring Securities hereunder are subject to the accuracy, of the representations and warranties of the Company contained herein, to the performance by the Company of its obligations hereunder, and to each of the following additional terms and conditions:

                   (a) Latham & Watkins, counsel to the Company, shall have furnished to each Purchaser who is acquiring Securities hereunder one or more written opinions addressed to each such Purchaser and dated the Closing Date, in form and substance reasonably satisfactory to each such Purchaser addressing such matters as are agreed upon with such counsel.

                   (b) Weil Gotshal & Manges, special counsel to the Company, shall have furnished to each Purchaser who is acquiring Securities hereunder one or more written opinions addressed to each such Purchaser and dated the Closing Date, in form and substance reasonably satisfactory to each such Purchaser addressing such matters as are agreed upon with such counsel.

                   (c) Orrick Herrington & Sutcliffe, special counsel to the Company, shall have furnished to each Purchaser who is acquiring Securities hereunder one or more written opinions and memoranda addressed to each such Purchaser and dated the Closing Date, in form and substance reasonably satisfactory to each such Purchaser addressing such matters as are agreed upon with such counsel.

         (d) Bruce R. Worthington, Esq., Senior Vice President and General Counsel of the Company shall have furnished to each Purchaser who is acquiring Securities hereunder his written opinion addressed to each such Purchaser and dated the Closing Date, in form and substance reasonably satisfactory to each such Purchaser.

         (e) The Company shall have furnished to each Purchaser who is acquiring Securities hereunder a certificate, dated the Closing Date, of an authorized officer of the Company, in form and substance reasonably satisfactory to each such Purchaser, stating that the representations, warranties and agreements of the Company in Section 1 of this Agreement are true and correct as of the date hereof and as of the Closing Date; and the Company has complied in all respects with all its agreements contained herein to be performed prior to or on the Closing Date.

         (f) The Indenture (in form and substance reasonably satisfactory to each Purchaser who is acquiring Securities hereunder) shall have been duly executed and delivered by the Company and the Trustee (and a copy thereof shall have been delivered to each Purchaser who is acquiring Securities hereunder), and the Securities shall have been duly executed and delivered by the Company and duly authenticated by the Trustee.

         (g) The Company shall have executed and delivered to each Purchaser who is acquiring Securities hereunder the Registration Rights Agreement (in form and substance satisfactory to each such Purchaser), and the Registration Rights Agreement shall be in full force and effect.

         (h) The transactions contemplated by the Credit Agreement shall have closed and evidence thereof shall have been delivered to each Purchaser who is acquiring Securities hereunder.

         (i) The Company shall have delivered to each Purchaser who is acquiring Securities hereunder a certificate evidencing the incorporation and good standing of the Company and each Subsidiary in such corporation's state of incorporation issued by the Secretary of State of such state of incorporation as of a date within ten days of the Closing Date.

         (j) The Company shall have delivered to each Purchaser who is acquiring Securities hereunder a certified copy of the Company's Articles of Incorporation as certified by the Secretary of State of the State of California within ten days of the Closing Date.

         (k) The Company shall have delivered to each Purchaser who is acquiring Securities hereunder a certificate, executed by the Secretary of the Company, dated as of the Closing Date, as to (i) the resolutions authorizing the transactions contemplated hereby adopted by the Company's board of directors,
            (ii) the Company's Articles of Incorporation and (iii) the Company's Bylaws, each as in effect at the Closing.

            The Company shall have furnished to each Purchaser who is acquiring Securities hereunder such further information, certificates and documents as each such Purchaser or its Counsel may reasonably request to evidence compliance with the conditions set forth in this Section 5. All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel to each Purchaser who is acquiring Securities hereunder.

            6. Representations, Warranties and Agreements of the Purchasers. Each Purchaser, represents and warrants to, and agrees with, the Company, severally and not jointly and with respect to only itself (except with respect to the representation and warranty set forth in Section 6(f) which shall only be made by Lehman Brothers Inc.), as follows:

                   (a) Such Purchaser is knowledgeable, sophisticated and experienced in business and financial matters and qualifies as an "accredited investor" as defined in Rule 501(a) of Regulation D and as a "qualified institutional buyer" as defined in Rule 144A under the Securities Act.

                   (b) Such Purchaser has been afforded access to information about the Company and the financial condition, results of operations, business, property, management and prospects of the Company sufficient to enable it to evaluate its investment in the Securities. Such Purchaser and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Such Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities. Neither such access or questions nor any other due diligence investigations conduction by such Purchaser or its advisors, if any, or representatives shall modify, amend or affect such Purchaser's right to rely on the Company's representations, warranties and agreements contained in this Agreement, the Indenture, the Registration Rights Agreement and the Securities.

                   (c) Such Purchaser understands that its investment in the Securities involves a high degree of risk. Such Purchaser is able to bear the economic risk of its investment in the Securities and is presently able to afford the complete loss of such investment.

                   (d) Such Purchaser is acquiring the Securities solely for its own account and not as a nominee or agent for any other person and not with a view to any distribution thereof that violates the Securities Act or the securities laws of any State of the United States or any applicable jurisdiction; provided, however, that by making the representations herein, such Purchaser does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act.

                   (e) Lehman Brothers Inc. has not offered or sold the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D, including (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium or broadcast over television or radio, or (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising in the United States.

                   (f) Such Purchaser has all necessary power and authority to execute and deliver this Agreement and perform its obligations hereunder; and this Agreement and the transactions contemplated hereby have been duly authorized by such Purchaser; assuming due authorization, execution and delivery by the Company, this Agreement constitutes a legally valid and binding agreement of such Purchaser, enforceable against such Purchaser in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally.

                   (g) Such Purchaser is a resident of that jurisdiction specified in its address for notices set forth below the signature of such Purchaser where it appears on the signature page(s) of this Agreement.

                   (h) Such Purchaser is not acquiring the Securities with assets of any "employee benefit plan" (within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) that is subject to Title I of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended.

                   (i) Assuming the capitalization of the Company set forth in its most recent report filed under the Exchange Act, such Purchaser, together with its "affiliates" (as defined in Rule 144 promulgated under the Securities Act), is the beneficial owner (as defined in Rule 13d-3 promulgated under the Exchange Act) of not more than 4.9% of the outstanding shares of Common Stock immediately after the purchase of the Securities hereunder.

         The Company and, for purposes of the opinions to be delivered to you pursuant to Section 5 hereof, counsel to the Company, General Counsel to the Company and counsel to the Purchasers, will rely upon the accuracy and truth of the foregoing representations as to factual matters and agreements and each Purchaser hereby consents to such reliance.

            7. Conditions of the Company's Obligations. The obligations of the Company to each of the Purchasers hereunder are subject to the accuracy, of the representations and warranties of such Purchaser contained herein, to the performance by such Purchaser of its obligations hereunder, the delivery by such Purchaser of the Purchase Price in consideration of the Securities being purchased by such Purchaser and to the closing with respect to such Purchaser of the transactions contemplated by the Credit Agreement.

            8. Indemnification.

                   (a) The Company shall indemnify and hold harmless each Purchaser who is acquiring Securities hereunder, its officers and employees and each person, if any, who controls such Purchaser within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of the Securities) ("Liabilities"), to which such Purchaser, officer, employee or controlling person may become subject, insofar as such Liability arises out of, or is based upon, any breach of any representation or warranty made by it in this Agreement, and shall reimburse such Purchaser and each such officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by such Purchaser, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such Liability as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to such Purchaser or to any officer, employee or controlling person of such Purchaser.

                   (b) Promptly after receipt by a Purchaser who is acquiring Securities hereunder under this Section 8 of notice of any claim or the commencement of any action, such Purchaser shall, if a claim in respect thereof is to be made against the Company under this Section 8, notify the Company in writing of the claim or the commencement of that action; provided, however, that the failure to notify the Company shall not relieve it from any liability which it may have under this Section 8 except to the extent it has been materially prejudiced by such failure and, provided, further, that the failure to notify the Company shall not relieve it from any liability which it may have to such Purchaser otherwise than under this Section 8. If any such claim or action shall be brought against such Purchaser, and it shall notify the Company thereof, the Company shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel satisfactory to such Purchaser. After notice from the Company to such Purchaser of its election to assume the defense of such claim or action, the Company shall not be liable to such Purchaser under this
         Section 8 for any legal or other expenses subsequently incurred by such Purchaser in connection with the defense thereof other than reasonable costs of investigation; provided, however, that such Purchaser shall have the right to employ separate counsel to represent jointly such Purchaser and its respective officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by such Purchaser against the Company under this Section 8 if, in the reasonable judgment of such Purchaser it is advisable for such Purchaser and such officers, employees and controlling persons to be jointly represented by separate counsel, and in that event the fees and expenses of such separate counsel shall be paid by the Company. No indemnifying party shall, (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment of the plaintiff in any such action, the Company agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

                   (c) To the extent that the undertaking in this Section 8 by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of the Purchasers who are acquiring Securities hereunder which is permissible under applicable law.

            9. Notices, Etc. All statements, requests, notices and agreements hereunder shall be in writing, , shall be delivered or sent by mail, telex or facsimile transmission:

                   (a) if to the Company to PG&E Corporation, One Market, Spear Tower, Suite 2400, San Francisco, California 94105, Attention:
         Assistant Treasurer (Fax: 415-267-7265, Telephone: 415-267-7052), with copies to PG&E Corporation, One Market, Spear Tower, Suite 2400, San Francisco, California 94105, Attention: Chief Counsel - Corporate (Fax:
         415-817-8225, Telephone 415-817-8200) and Latham & Watkins, 633 West
         5/th/ Street, Los Angeles, California 90071, Attention: Tom Sadler, Esq. (Fax: 213-891-8763, Telephone: 213-891-8116); and

                   (b) if to a Purchaser, to the address for such Purchaser set forth below such Purchaser's signature on the signature page(s) hereof.

            10. Persons Entitled to Benefit of Agreement. This Agreement will inure to the benefit of and be binding upon the Purchasers, the Company and their respective successors and, with respect to the Purchasers, their Permitted Assigns. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that the representations, warranties, indemnities and agreements of the Company contained in this Agreement will also be deemed to be for the benefit of the officers and employees of each Purchaser and the person or persons, if any, who control such Purchaser within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 10, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein. For the purposes of this Section 10, a "Permitted Assign" means: (i) a Purchaser, (ii) an "affiliate" of a Purchaser that is a holder of Securities, (iii) any entity which has the same investment advisor or manager or trading advisor or manager as any of the Persons described in the immediately preceding clauses and (iv) a pledgee (or a transferee of such pledgee) in connection with a bona fide margin account or other loan or financing arrangement secured by the Securities. For the purposes of this Section 10, the term "affiliate" means, with respect to any Person, another Person, directly or indirectly, with (A) controls that Person,
(B) is controlled by that Person or (C) is under common control with that Person. "Control" or "controls" for the purposes of this Section 10 means that Person has the power, directly or indirectly, to conduct or govern the policies of another Person.

            11. Survival. The respective indemnities, representations, warranties and agreements of the Company and the Purchasers contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, will survive the delivery of and payment for the Securities; provided, however, that the representations and warranties contained in Section 1 paragraphs (d), (g), (h), (j), (k) and (l) shall expire on the second anniversary of the date of this Agreement and will remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any of them or any person controlling any of them.

            12. Definition of the Term "Business Day". For purposes of this Agreement, "business day" means any day other than a Saturday or a Sunday or any other day on which banking institutions in the City of New York or the City of San Francisco are authorized or obligated by law or regulation to close.

            13. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

            14. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

            15. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

            16. Amendment and Waiver. This Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof, may not be given, without the written agreement of (i) the Company and (ii) the Purchasers and their respective successors and Permitted Assigns holding a majority of the then outstanding Securities held by the Purchasers or their respective successors and Permitted Assigns or, in the event that no such persons hold any Securities, then all of the Purchasers or their respective successors and Permitted Assigns.

                            [Signature pages follow]

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first written above.

                                           Very truly yours,

                                           PG&E CORPORATION

                                           By: _______________________________
                                               Name:
                                               Title:

Accepted and agreed by:

Lehman Brothers Inc.



By:_______________________
   Name:
   Title:


Address for notices:

745 Seventh Avenue
New York, NY 10019
Attention: Joseph Savage, Managing Director
Facsimile: (646) 758-4058

with a copy to:

Simpson Thacher & Bartlett
425 Lexington Avenue
New York, New York 10017
Attention: Andrew R. Keller, Esq.
Facsimile: 212-455-2502

Jackson Investment Fund Ltd.


By: _______________________
    Name:
    Title:



Address for notices:

c/o Citadel Investment Group, L.L.C.
225 West Washington Street
Chicago, Illinois 60606
Attention: Bradford Couri and
           Kenneth A. Simpler
Facsimile: (312) 368-1348

with a copy to:

Katten Muchin Zavis Rosenman
525 West Monroe Street,
Suite 1600
Chicago, Illinois 60661
Attention: Robert Brantman, Esq.
Facsimile: 312-902-1061
Telephone: 312-902-5200

Citadel Credit Trading Ltd.


By: _______________________
    Name:
    Title:



Address for notices:

c/o Citadel Investment Group, L.L.C.
225 West Washington Street
Chicago, Illinois 60606
Attention: Bradford Couri and
           Kenneth A. Simpler
Facsimile: (312) 368-1348

with a copy to:

Katten Muchin Zavis Rosenman
525 West Monroe Street,
Suite 1600
Chicago, Illinois 60661
Attention: Robert Brantman, Esq.
Facsimile: 312-902-1061
Telephone: 312-902-5200

Citadel Equity Fund Ltd.


By: _______________________
    Name:
    Title:



Address for notices:

c/o Citadel Investment Group, L.L.C.
225 West Washington Street
Chicago, Illinois 60606
Attention: Bradford Couri and
           Kenneth A. Simpler
Facsimile: (312) 368-1348



with a copy to:

Katten Muchin Zavis Rosenman
525 West Monroe Street,
Suite 1600
Chicago, Illinois 60661
Attention: Robert Brantman, Esq.
Facsimile: 312-902-1061
Telephone: 312-902-5200

                                                                      SCHEDULE I

--------------------------------------------------------------------------------
                Name of Purchaser               Principal Amount of 7.50%
                                                Convertible Subordinated
                                                         Notes

--------------------------------------------------------------------------------
Lehman Brothers Inc.                                 $       0.00
--------------------------------------------------------------------------------
Jackson Investment Fund Ltd.                         $ 29,000,000
--------------------------------------------------------------------------------
Citadel Credit Trading Ltd.                          $ 15,000,000
--------------------------------------------------------------------------------
Citadel Equity Fund Ltd.                             $236,000,000
--------------------------------------------------------------------------------
Total                                                $280,000,000
--------------------------------------------------------------------------------

                                                                         ANNEX A

                               [FORM OF INDENTURE]

                                                                         ANNEX B

                     [FORM OF REGISTRATION RIGHTS AGREEMENT]




                                      A-1